Supplement dated January 2, 2024

to the Prospectus dated November 16, 2023, as supplemented, Initial Summary Prospectus dated November 16, 2023,

and Updating Summary Prospectus dated May 1, 2023

for Apex VUL®
Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectuses (“Prospectuses”):

•	Effective January 2, 2024, Cboe Vest US Large Cap 10% Buffer Strategies VI Fund will be renamed Vest US Large Cap 10% Buffer Strategies VI Fund. All references in the Prospectuses to Cboe Vest US Large Cap 10% Buffer Strategies VI Fund will be replaced with Vest US Large Cap 10% Buffer Strategies VI Fund.
•	Effective January 2, 2024, Cboe Vest Financial, LLC, the investment adviser to the Cboe Vest US Large Cap 10% Buffer Strategies VI Fund, will be renamed Vest Financial, LLC. All references in the Prospectuses to Cboe Vest Financial, LLC will be replaced with Vest Financial, LLC.
•	The Surrender Charges row of the Transaction Fees table for policies issued after March 22, 2024 in the Fee Tables section of the Prospectus and the Surrender Charges row of the Additional Information About Fees section of the Initial summary prospectus are deleted and replaced with the following to correct a drafting error:

Charge	When Charge is Deducted	Amount Deducted
Surrender Charges(2)(3)(4)(5)
Surrender Charges apply for the first ten Policy Years (fewer years in New York) and the first ten years following an increase in the Face Amount (fewer years in New York).

	Upon surrender, at the time of an elected decrease in Face Amount, or policy lapse.		First Coverage Year
		Maximum:	$3.85-$50.79 per $1,000 of Face Amount
		Current:	$3.85-$50.79 per $1,000 of Face Amount
		Representative Insured: Male, Age 35, Non-Tobacco, Standard Risk(2)(3)(4)(5)(6)	$14.73 per $1,000 of Face Amount

(2)	Maximum and current rates may vary in New York, but will not exceed the maximum rates shown. Please contact your registered representative for additional information.

(3)	For the Initial Face Amount, the rates vary by the Insured’s gender, issue age, risk classification, and year of coverage. For each increase in the Face Amount, the rates are based on the Attained Age, gender, and risk classification of the Insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s specifications pages. The rates in this table may not be representative of the charge that a particular Owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 272-2216.

(4)	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy made available by us or one of our insurance affiliates. For additional information, please see “Adjustment to Surrender Charges Endorsement for Internal Replacements” and “Right to Exchange or Convert” in the “Other Benefits Available Under the Policy” section.

(5)	Surrender charges apply for the first ten Policy Years (fewer years in New York) and the first ten years following an increase in Face Amount (fewer years in New York). They will equal the first year’s surrender charge multiplied by the applicable annual percentage listed in the following table. These percentages vary by issue age.

Coverage Year	%	Coverage Year	%
1	100%	7	0–67%
2	50–100%	8	0–50%
3	6–100%	9	0–33%
4	0–100%	10	0–17%
5	0–100%	11	0%
6	0–83%

(6)	The rates shown for the “representative insured” are first year rates only.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.massmutual.com/contact-us, or call our Customer Service Center at (800) 272-2216, 8 a.m.–8 p.m. Eastern Time.

For more information about the fund, read the fund prospectus. Prospectuses are available on our website at www.massmutual.com.

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